QuickLinks -- Click here to rapidly navigate through this document

The instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary, the Dealer Managers, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).

LETTER OF ACCEPTANCE AND TRANSMITTAL
for Class A Restricted Voting Shares and
Class B Non-Voting Shares (and/or associated Rights, as applicable) of

MICROCELL TELECOMMUNICATIONS INC.
pursuant to the Offers dated September 30, 2004 of

ROGERS WIRELESS INC.
a wholly-owned subsidiary of Rogers Wireless Communications Inc.

THE OFFERS WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (TORONTO TIME)
ON NOVEMBER 5, 2004 (THE "EXPIRY TIME"), UNLESS
THE OFFERS ARE EXTENDED OR WITHDRAWN.

        This Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany (i) share certificates for Class A Restricted Voting Shares and/or Class B Non-Voting Shares ("Shares"), and associated Rights of Microcell Telecommunications Inc. (the "Company") deposited pursuant to the offers (the "Offers") dated September 30, 2004, made by Rogers Wireless Inc. (the "Offeror") to holders of Shares, and (ii) if the Separation Time occurs prior to the Expiry Time and Rights Certificates are distributed by the Company to holders of Shares prior to the time that a holder's Shares are deposited pursuant to the Offers for the Shares, Rights Certificates representing Rights equal in number to the number of Shares deposited.

        The terms and conditions of the Offers are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offers to Purchase (the "Offers to Purchase") and accompanying Circular (together, the "Offers to Purchase and Circular") dated September 30, 2004, have the meanings ascribed to them in the Offers to Purchase and Circular.

        Holders of Shares or Rights who wish to deposit such Shares or Rights but whose certificates for such Shares or Rights are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary no later than the Expiry Time must deposit their Shares or Rights according to the guaranteed delivery procedure set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance — Procedure for Guaranteed Delivery". See Instruction 2 herein, "Procedure for Guaranteed Delivery".

        This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares and Rights is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (pursuant to the procedures set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance — Book-entry Transfer").

        DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND, IF YOU ARE A U.S. SECURITYHOLDER, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

TO:	Rogers Wireless Inc.
AND TO:	Computershare Investor Services Inc. (the "Depositary"), at its offices set out herein

        The undersigned delivers to you the enclosed certificate(s) for Shares and Rights and, subject only to the provisions of the Offers regarding withdrawal, irrevocably accepts the Offers for such Shares and Rights. The undersigned understands that, unless such requirement is waived by the Offeror, holders of Shares are required to deposit one Right for each Share in order to effect a valid deposit of such Share or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES DEPOSITED

Certificate Number(s) (if available)†	Name(s) and Address(es) of Holder(s) (please fill in exactly as name(s) appear(s) on certificate(s))	Class of Shares (please check one)		Number of Shares Represented by Certificate†	Number of Shares Deposited*
		Class A	Class B

		☐	☐

		☐	☐

		☐	☐

		☐	☐

TOTAL:

(If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

DESCRIPTION OF RIGHTS DEPOSITED**

Certificate Number(s) (if available)†	Name(s) and Address(es) of Holder(s) (please fill in exactly as name(s) appear(s) on certificate(s))	Number of Rights Represented by Certificate†	Number of Rights Deposited*

TOTAL:

(If space is insufficient please attach a list to this Letter of Acceptance and Transmittal in the above form.)

†
Need not be completed if transfer is made by book-entry.

*
Unless otherwise indicated, all Shares and Rights evidenced by any certificate(s) submitted to the Depositary will be deemed to have been deposited under the Offers. See Instruction 7, "Partial Deposits".

**
The following procedures must be followed in order to effect the valid delivery of Rights Certificates: (i) if the Separation Time has not occurred under the Microcell Rights Plan and Rights Certificates have not been distributed by the Company, the delivery of Shares by a depositing holder of Shares will also constitute a deposit of the associated Rights; (ii) if Rights Certificates have been distributed by the Company and received by the undersigned by the time the undersigned delivers the certificates for the Shares, such Rights Certificates must be delivered with the certificates for the Shares; and (iii) if Rights Certificates have been distributed by the Company but have not been received by the undersigned by the time the undersigned delivers the certificates for the Shares, the undersigned may deposit its Rights before receiving Rights Certificates by using the guaranteed delivery procedure described below. See Instruction 2, "Procedure for Guaranteed Delivery".

        The undersigned acknowledges receipt of the Offers to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Shares and Rights covered by this Letter of Acceptance and Transmittal (the "Deposited Securities") and any Other Securities (as defined below) being deposited; (ii) the undersigned or the Person on whose behalf the Deposited Securities (and Other Securities) are being deposited owns (including, without limitation, within the meaning of Rule 14e-4 under the Exchange Act) the Deposited Securities that are being deposited (and any Other Securities); (iii) the Deposited Securities and Other Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities and Other Securities, to any other Person; (iv) the deposit of the Deposited Securities and Other Securities complies with applicable laws (including with Rule 14e-4 under the Exchange Act); and (v) when the Deposited Securities and Other Securities are taken up and paid for by the Offeror, the Offeror will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offers pursuant to the procedures set forth herein shall constitute a binding agreement between the depositing holder of Shares and Rights and the Offeror in accordance with the terms and conditions of the Offers.

        The undersigned acknowledges that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Offer and of any notice of withdrawal shall be determined by the Offeror in its sole discretion and that such determination shall be final and binding. The undersigned acknowledges that there is no duty or obligation upon the Offeror, the Depositary or any other person to give notice of any defect or irregularity in any deposit or notice of withdrawal and no liability will be incurred by any of them for failure to give any such notice.

        The undersigned recognizes that, under the circumstances set forth in Section 4 of the Offers to Purchase, "Conditions of the Offers", the Offeror may not be required to accept for payment any of the Securities deposited hereby. The undersigned acknowledges that such conditions are for the exclusive benefit of the Offeror and may be asserted by the Offeror regardless of the circumstances giving rise to such assertion, including any action or inaction by the Offeror, or, subject to the terms of the Support Agreement, may be waived by the Offeror in whole or in part, at any time and from time to time, prior to the Expiry Time without prejudice to any other rights which the Offeror may have.

        IN CONSIDERATION OF THE OFFERS AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offers to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offers to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offers for and in respect of the Deposited Securities and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance — Book-entry Transfer") delivers to you the enclosed Share certificate(s) and/or Rights Certificates representing the Deposited Securities and, on and subject to the terms and conditions of the Offers to Purchase, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, and in and to all rights and benefits arising from the Deposited Securities including any and all Other Securities (as defined below).

        If, on or after the date of the Offers, the Company should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to any class of Shares that is payable or distributable to the holders of such class of Shares on a record date that precedes the date of transfer of such Shares into the name of the Offeror or its nominees or transferees on the Share register maintained by or on behalf of the Company, then without prejudice to the Offeror's rights under Section 4 of the Offers to Purchase, "Conditions of the Offers": (a) in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing holder of Shares for the account of the Offeror until the Offeror pays for such Shares, and to the extent that such dividends, distributions or payments do not exceed the cash purchase price per Share payable by the Offeror pursuant to the Offers, the cash purchase price per Share pursuant to the Offers will be reduced by the amount of any such dividend, distribution or payment; (b) in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest shall be received and held by the depositing holder of Shares for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing holder of Shares to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and (c) in the case of any cash dividends, distributions or payments in an amount that exceeds the cash purchase price per Share, the whole of any such cash dividend, distribution or payment shall be received and held by the depositing holder of Shares for the account of the Offeror and shall be required to be promptly remitted and transferred by the depositing holder of Shares to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offers or deduct from the purchase price payable by the Offeror pursuant to the Offers the amount or value of the dividend, distribution, payment, right or other interest, as determined by the Offeror in its sole discretion. In the event of any reduction in the amount paid per Share under the Offers resulting from a cash dividend, distribution or payment as described above, the Offers will be extended, if necessary, in accordance with Section 5 of the Offers to Purchase, "Extension and Variation of the Offers", such that not less than ten U.S. business days remain before the Offers expire.

        The undersigned further deposits, sells, assigns and transfers to the Offeror all of the right, title and interest of the undersigned in and to any and all Rights associated with the deposited Shares. If the Separation Time does not occur prior to the Expiry Time, a deposit of Shares will also constitute a deposit of the associated Rights. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are distributed by the Company to holders of Shares prior to the time that the undersigned deposits its Shares pursuant to the Offers for the Shares, in order for the Shares to be validly deposited, Rights Certificates representing Rights equal in number to the number of Shares deposited must be delivered to the Depositary. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are not distributed by the time the undersigned deposits its Shares pursuant to the Offers for the Shares, the undersigned may deposit its Rights before receiving Rights Certificates by using the guaranteed delivery procedure described in Section 3 of the Offers to Purchase, "Manner of Acceptance — Procedure for Guaranteed Delivery".

        The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary receive, prior to taking up the Shares for payment pursuant to the Offers for the Shares, Rights Certificate(s) from a holder of Shares representing Rights equal in number to the Shares deposited by such holder.

        If the undersigned's Share certificates or Rights Certificates are not immediately available, the undersigned cannot complete the procedures for book-entry transfer on a timely basis, or the undersigned cannot deliver its Share certificates or Rights Certificates and all other required documents to the Depositary no later than the Expiry Time, the undersigned must deliver its Shares or Rights according to the guaranteed delivery procedures set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance — Procedure for Guaranteed Delivery".

        The undersigned irrevocably appoints each officer of the Depositary and each officer of the Offeror and any other Person designated by the Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Deposited Securities registered in the name of the undersigned on the books of the Company and deposited pursuant to the Offers and purchased by the Offeror (the "Purchased Securities"), and with respect to any and all dividends (other than certain cash dividends), distributions, payments, securities, rights (including Rights), warrants, assets or other interests (collectively, "Other Securities"), which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Purchased Securities on or after the date of the Offers, except as otherwise indicated in Section 10 of the Offers to Purchase, "Changes in Capitalization; Dividends and Distributions; Liens".

        The power of attorney will be granted upon execution of this Letter of Acceptance and Transmittal and shall be effective on and after the date that the Offeror takes up and pays for Purchased Securities (the "Effective Date"), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) transfer ownership of the Purchased Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to, or upon the order of, the Offeror; (ii) register or record the transfer of Purchased Securities and Other Securities on the registers of the Company; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of such Purchased Securities and Other Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes, including in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of relevant securities of the Company; (iv) execute and negotiate any cheques or other instruments representing any Other Securities payable to the undersigned; and (v) exercise any rights of the undersigned with respect to such Purchased Securities and Other Securities, all as set forth in this Letter of Acceptance and Transmittal.

        The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities or Other Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of Shares or Rights or holders of Other Securities and not to exercise any or all of the other rights or privileges attached to the Purchased Securities or Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of all or any of the Purchased Securities or Other Securities, and to designate in such instruments of proxy the Person or Persons specified by the Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities or Other Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities or Other Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

        The undersigned covenants and agrees to execute, upon request of the Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities or Other Securities to the Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        If the cash payment to which the undersigned is entitled upon the Offeror taking up the Deposited Securities is greater than $25 million, the undersigned instructs the Offeror and the Depositary to make such payment by electronic transfer of Canadian funds and will provide to the Offeror, upon request, instructions for electronic transfer. In all other cases, the undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, to mail a cheque, payable in Canadian funds and representing the cash payment to which the undersigned is entitled, by first class mail, postage prepaid, or to hold such cheque, if any, for pick-up, in accordance with the instructions given below. All amounts payable by the Offeror for Deposited Securities will be in Canadian currency. Should any Deposited Securities not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Securities from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Securities.

        By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offers as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont réputés avoir requis que tout contrat attesté par les offres acceptées par cette lettre d'acceptation et d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

IMPORTANT:

HOLDERS OF SHARES: SIGN HERE AND COMPLETE THIS SECTION IF YOU WISH TO DEPOSIT YOUR SHARES.

U.S. Securityholders must also complete the Substitute Form W-9 below.

Dated:	, 2004
Signature of holder of Shares or Rights or Authorized Representative — See Instructions 3 and 5
Name of holder of Shares or Rights (please print or type)
Name of Authorized Representative, if applicable (please print or type)
Daytime telephone number of holder of Shares or Rights or Authorized Representative
Daytime facsimile number of holder of Shares or Rights or Authorized Representative
Tax Identification, Social Insurance or Social Security Number of holder of Shares or Rights

COMPLETE THE FOLLOWING SIGNATURE GUARANTEE ONLY IF REQUIRED
UNDER INSTRUCTION 4 BELOW:

Signature guaranteed by (if required under Instruction 4):

Authorized Signature of Guarantor
Name of Guarantor (please print or type)
Address of Guarantor (please print or type)

BLOCK A ISSUE CHEQUE IN THE NAME OF: (please print or type)

(Name)

(Street Address and Number)
(City and Province or State)
(Country and Postal Code (or Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BLOCK B (Unless Block "C" is checked) SEND CHEQUE TO: (please print or type)
(Name)

(Street Address and Number)

(City and Province or State)
(Country and Postal Code (or Zip) Code)

BLOCK C
☐ HOLD CHEQUE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check box)

BLOCK D
INDICATE WHETHER OR NOT YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER
☐ The owner signing above represents that it is not a U.S. Securityholder and is not acting on behalf of a U.S. Securityholder.
☐ The owner signing above is a U.S. Securityholder or is acting on behalf of a U.S. Securityholder.

A U.S. Securityholder is any Securityholder that is either (A) providing an address in Block "B" which is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.

IF YOU ARE A U.S. SECURITYHOLDER OR ARE ACTING ON BEHALF OF A U.S. SECURITYHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

BLOCK E
☐ CHECK HERE IF SHARES AND/OR RIGHTS ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)
Name of Registered Holder:	Date of Execution Notice
Window Ticket Number (if any)
Name of Institution which Guaranteed Delivery

BLOCK F

☐ CHECK HERE IF DEPOSITED SHARES OR RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OR RIGHTS BY BOOK-ENTRY TRANSFER): (please print or type)
Name of Depositing Institution:

Account Number:

Transaction Code Number:

BLOCK G
DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFERS
(See Instruction 8)
The owner signing above represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is: (please print or type)

(Firm)	(Registered Representative)	(Telephone Number)

(Address)	(Fax)
☐ CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED
☐ CHECK HERE IF DISKETTE TO FOLLOW

SUBSTITUTE FORM W-9 — TO BE COMPLETED BY U.S. SECURITYHOLDERS ONLY

SUBSTITUTE Form W-9	Part 1 — Taxpayer Identification Number ("TIN") — ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see "Obtaining a Number" in the enclosed Guidelines.) CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) (If awaiting TIN, write "Applied For")
OR
Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payor.
Employer Identification Number(s) (If awaiting TIN, write "Applied For")

Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification	Part 2 — For payees exempt from backup withholding, please write "exempt" here (see instructions):

 Part 3 — Certification — Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me);

(2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)   I am a U.S. person (including a U.S. resident alien).

Signature of U.S. Person
Date
, 2004

Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

NOTE: Failure to furnish your correct TIN may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of 28% of the gross proceeds of any payments made to you pursuant to the Offers. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.

You must complete the following certificate if you wrote "Applied For" in Part 1 of Substitute Form W-9.

CERTIFICATION

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of the gross proceeds of such payment may be withheld.
Signature:	Date: , 2004

INSTRUCTIONS

1.     Use of Letter of Acceptance and Transmittal

  (a)
  This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Securities (or, if deposit is made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offers to Purchase, "Manner of Acceptance — Book-entry Transfer", a timely Book-Entry Confirmation of a book-entry transfer of the Deposited Securities into the Depositary's account at the Book-Entry Transfer Facility) and all other documents required by the terms of the Offers to Purchase and this Letter of Acceptance and Transmittal must be physically received by the Depositary at any of the offices specified on the back cover page no later than the Expiry Time, unless the Offers in respect of the Shares are extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

  (b)
  THE METHOD USED TO DELIVER THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND ANY ACCOMPANYING CERTIFICATES REPRESENTING SHARES OR RIGHTS IS AT THE OPTION AND RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN SUCH DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY. THE OFFEROR RECOMMENDS THAT THE NECESSARY DOCUMENTATION BE HAND DELIVERED TO THE DEPOSITARY AT ANY OF ITS OFFICES SPECIFIED BELOW, AND A RECEIPT OBTAINED; OTHERWISE THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. HOLDERS OF SHARES OR RIGHTS WHOSE SHARES OR RIGHTS ARE REGISTERED IN THE NAME OF A BROKER, DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR ASSISTANCE IN DEPOSITING THOSE SHARES OR RIGHTS.

2.     Procedure for Guaranteed Delivery

        If a holder of Shares or Rights wishes to deposit such Shares or Rights pursuant to the Offers and certificates for such Shares or Rights are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary no later than the Expiry Time, those Shares or Rights may nevertheless be deposited under the Offers provided that all of the following conditions are met:

  (a)
  the deposit is made by or through an Eligible Institution (as defined below);

  (b)
  a Notice of Guaranteed Delivery (which is printed on green paper) in the form accompanying the Offers to Purchase and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable addresses set out in the Notice of Guaranteed Delivery, no later than the Expiry Time;

  (c)
  the certificate(s) representing the deposited Shares and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to holders of Shares prior to the Expiry Time, the certificate(s) representing the deposited Rights, each in proper form for transfer or a Book-Entry Confirmation with respect to all deposited Shares and Rights, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Shares or Rights, an Agent's Message), covering the deposited Shares and Rights and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time; and

  (d)
  in the case of Rights where the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to holders of Shares prior to the Expiry Time, the certificate(s) representing the deposited Rights, in proper form for transfer or a Book-Entry Confirmation with respect to the deposited Rights, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Rights, an Agent's Message), covering the deposited Rights and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery no later than 5:00 p.m., Toronto time, on the third business day after Rights Certificates are distributed to holders of Shares.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable addresses set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Acceptance and Transmittal and accompanying Share certificates and Rights Certificates to any office other than such offices of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

3.     Signatures

        This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Securities (including any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of Deposited Securities) accepting the Offers described above or by such holder's duly authorized representative (in accordance with Instruction 5).

  (a)
  If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

  (b)
  If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if payment is to be issued in the name of a person other than the registered owner(s):

  (i)
  such deposited certificate(s) must be endorsed or accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.     Guarantee of Signatures

        If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) (which term, for purposes of these Instructions, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Deposited Securities) of the Deposited Securities, or if Deposited Securities not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Securities, such signature must be guaranteed by an Eligible Institution in the space provided on the signature page, or in some other manner acceptable to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.     Special Payment and Delivery Instructions

        If payment to which the registered owner(s) of deposited Securities is (are) entitled is to be issued in the name of a person other than such registered owner(s), complete Block A on this Letter of Acceptance and Transmittal. If Block A is not completed, such payment will be issued in the name of the registered owner(s).

        If such payment is to be made in the form of a cheque mailed to a person other than the registered owner(s), complete Block B on this Letter of Acceptance and Transmittal. If such payment is to be made in the form of a cheque held for pick-up at the offices of the Depositary, complete Block C. If neither Block B nor Block C is completed and payment is to be made in the form of a cheque, such cheque will be mailed to the address of the registered owner(s) as shown on the registers of Microcell.

        If the payment to which registered owner(s) of deposited Securities is (are) entitled is greater than $25 million, such payment must be made by electronic funds transfer. In the event of the foregoing, the registered owner shall provide electronic funds transfer instructions to the Offeror immediately upon request thereof.

7.     Partial Deposits

        Unless deposits are to be made pursuant to the procedure for deposit by book-entry transfer, if the registered owner(s) wish(es) to deposit less than the total number of Shares evidenced by any certificate submitted, fill in the number of Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

8.     Solicitation

        Identify the dealer or broker, if any, who solicited acceptance of the Offers by completing Block G on this Letter of Acceptance and Transmittal. Present a list of beneficial holders, if applicable.

9.     U.S. Securityholders and Substitute Form W-9

        United States federal income tax law generally requires that a U.S. Securityholder who receives cash in exchange for Shares or Rights must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a holder of Shares or Rights who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each U.S. Securityholder must provide his correct TIN by completing the "Substitute Form W-9" set forth in this document, which requires such holder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding, and (3) that the holder is a U.S. person (including a U.S. resident alien).

        Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        If Shares or Rights are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.

        If a U.S. Securityholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

        If the Substitute Form W-9 is not applicable to a U.S. Securityholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign status, signed under penalty or perjury. Such appropriate IRS Form W-8 may be obtained from the Depositary.

        A U.S. SECURITYHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFERS.

10.   Stock Transfer Taxes

        Except as otherwise provided in this Instruction 10, the Offeror will pay all stock transfer taxes with respect to the transfer and sale of any Shares or Rights to it or its order pursuant to the Offers. If, however, payment of the purchase price is to be made to, or if certificates for Shares or Rights not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited certificates for Shares or Rights are registered in the name of any person other than the person(s) signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares or Rights purchased unless evidence satisfactory to the Offeror, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted.

11.   Miscellaneous

  (a)
  If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

  (b)
  If Deposited Securities are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be acceptable. All depositing holders of Shares by execution of this Letter of Acceptance and Transmittal (or a facsimile hereof) waive any right to receive any notice of the acceptance of Deposited Securities for payment, except as required by applicable law.

  (d)
  The Offers and any agreement resulting from the acceptance of the Offers will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offers unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

  (e)
  The Offeror will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of Shares or Rights pursuant to the Offers except as otherwise set forth in the Offers to Purchase (other than to the Dealer Managers, the Soliciting Dealers, Information Agent and the Depositary).

  (f)
  Additional copies of the Offers to Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the addresses listed below.

  (g)
  ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY HOLDERS OF SHARES TO THE DEPOSITARY, THE DEALER MANAGERS OR THE INFORMATION AGENT AT THEIR RESPECTIVE TELEPHONE NUMBERS AND LOCATIONS SET OUT BELOW. SHAREHOLDERS MAY ALSO CONTACT THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE CONCERNING THE OFFERS.

12.   Lost Certificates

        If a Share certificate or a Rights Certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Company's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a Share certificate or a Rights Certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Company's transfer agent may contact you.

        THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR SHARES AND/OR RIGHTS AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

The Depositary for the Offers is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail P.O. Box 7021 31 Adelaide St. E Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions
Toll Free: 1-877-982-5008 E-Mail: service@computershare.com

By Hand or Courier
Montreal	Vancouver	Calgary
650 de Maisonneuve Blvd West Suite 700 Montreal, QC H3A 3T2	510 Burrard Street 2nd Floor Vancouver, BC V6C 3B9	Western Gas Tower Suite 600, 530 8th Avenue S.W. Calgary, AB T2P 3S8

The Dealer Manager for the Offers is:

TD SECURITIES INC.

In Canada:	In the United States:
TD Securities Inc. TD Tower 66 Wellington Street West, 8th Floor Toronto, Ontario M5K 1A2 Canada Telephone: (416) 307-3752	TD Securities (U.S.A.) Inc. 31 West 52nd Street New York, New York 10019 U.S.A. Telephone: (212) 827-7565

The Information Agent for the Offers is:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor
New York, New York
10022
U.S.A.

Shareholders Call Toll-Free: (877) 687-1866

Banks and Brokers Call Collect: (212) 750-5833

QuickLinks

SUBSTITUTE FORM W-9 — TO BE COMPLETED BY U.S. SECURITYHOLDERS ONLY
INSTRUCTIONS
COMPUTERSHARE INVESTOR SERVICES INC.
TD SECURITIES INC.